UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 4, 2025

SM Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 3200		80203
Denver, Colorado		(Zip Code)
(Address of principal executive offices)
Registrant's telephone number, including area code: (303) 861-8140

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	SM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On September 8, 2025, SM Energy Company (the “Company”) announced that Herbert S. Vogel, its President and Chief Executive Officer, advised the Board of Directors of his intention to retire from his role as Chief Executive Officer of the Company on March 1, 2026 and that he resigned as President of the Company effective as of September 4, 2025. Mr. Vogel will continue to serve as a director of the Company.
In order to ensure the orderly transition of leadership responsibilities, the Company also announced the appointment of Elizabeth A. McDonald, effective September 4, 2025, to the position of President and Chief Operating Officer of the Company. Ms. McDonald (age 46) was appointed Executive Vice President and Chief Operating Officer of the Company in September 2024. Prior to joining the Company, Ms. McDonald served as Executive Vice President – Strategic Planning, Field Development and Marketing for Pioneer Natural Resources Company, where she served for the prior 20 years in roles of increasing responsibility, holding leadership positions focusing on both the Permian Basin and South Texas.
No arrangement or understanding exists between Ms. McDonald and the Company pursuant to which she was selected to serve as an executive officer and there are no family relationships between Ms. McDonald and any director or other executive officer of the Company. There are no transactions involving Ms. McDonald requiring disclosure under Item 404(a) of Regulation S-K.
Item 7.01    Regulation FD Disclosure.
In accordance with General Instruction B.2 of Form 8-K, the following information shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On September 8, 2025, the Company issued a press release announcing certain leadership transition matters, including Mr. Vogel’s planned retirement from the Company and Ms. McDonald’s appointment as President of the Company. A copy of the press release is furnished hereto as Exhibit 99.1.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1
Press Release of SM Energy Company dated September 8, 2025, entitled "SM Energy Announces Planned Retirement of Chief Executive Officer Herbert S. Vogel and Appointment of Elizabeth A. McDonald as President"

104	Cover Page Interactive Data File (formatted as Inline XBRL and included as Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY

Date:	September 8, 2025	By:	/s/ JAMES B. LEBECK
James B. Lebeck
Executive Vice President Corporate Development and General Counsel